j2 Global Communications

www.j2global.com

Montgomery Technology Conference
(Based upon Fourth Quarter & Year –End 2003 results)
March 16, 2004

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those contained in the slide entitled "2004 Financial Guidance". These forward-looking statements are based on management's current expectations or beliefs as of March 16, 2004 and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. Readers should carefully review the risk factors described in this presentation. Such statements address the following subjects:

- Future operating results
- Subscriber growth and retention
- Earnings growth and expectations
- New products, services and features
- Corporate spending
- Liquidity
- Network capacity and coverage
- Regulatory developments
- Taxes

All information in this presentation speaks as of March 16, 2004 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

- Inability to sustain growth in our customer base, revenue or profitability
- Competition in price, quality, features and geographic coverage
- Inability to obtain telephone numbers in sufficient quantities on acceptable terms in desirable locations
- Enactment of burdensome telecommunications or Internet regulations
- Reduced use of fax services due to increased use of email or widespread adoption of digital signatures
- Limitations on the usability of our federal and state net operating loss carry-forwards
- Inadequate intellectual property protection or violations of third party intellectual property rights
- System failures or breach of system or network security
- Failure to expand and upgrade our systems and network infrastructure to accommodate increased traffic
- Inability to adapt to technological change, or third party development of new technologies superior to ours
- Economic downturns in industries which rely heavily on fax transmissions
- Loss of services of executive officers and other key employees
- Loss of third party suppliers and marketing relationships, and inability to enter into new marketing relationships on acceptable terms
- Other factors set forth in our Annual Report on Form 10-K filed on 3/31/03 and the other reports filed by us from time to time with the SEC

j2 Global deploys the power of the Internet to deliver business critical communication and messaging services to individuals and corporations throughout the world.

jfax.com

eFax™ Corporate

eFax™

Consensus

j2 jConnect

PaperMasterPro

Unique Operational Assets

5.6 million subscribed telephone numbers (DIDs)

Global advanced messaging network

- 1,100+ cities in 20 countries on 5 continents
- 7.1MM unique DIDs worldwide in inventory

Patented technology

- 7 issued U.S. Patents, with 9 Patents pending

Expertise

- Telecom, messaging, Internet, e-commerce, Web-marketing, direct sales, transaction processing
- Customer migration from Free → Paid → Corporate

Financial Strength

	Q4 2003	2003
Revenues	$20.5 MM	$71.6 MM
Modified Earnings(1)	$8.1 MM	$26.3 MM
GAAP Earnings	$17.6 MM	$35.8 MM
Modified EPS(1)	$0.32	$1.04
GAAP EPS	$0.69	$1.42

- 27 consecutive quarters of revenue growth
- 8 consecutive quarters of positive Earnings
- 49% year-over-year Revenue growth
- 91% year-over-year Pre-Tax Earnings growth
- $63.8 MM of cash & investments available to fund growth
- Nominal amount of debt

(1) GAAP net earnings, exclusive of a fourth quarter 2003 benefit to record the reversal of certain federal and state deferred tax asset valuation allowances primarily consisting of net operating loss carry-forwards.

2003 Strategy & Accomplishments

Further penetrate existing markets

- Added 41 new cities in the US and Canada
- Expanded our marketing presence (Yahoo!, AOL.com, Monster.com)
- Expanded our Corporate sales team

Geographic market expansion

- Entered Hong Kong via acquisition
- Entered Israel and Mexico via direct effort
- Signed a partner marketing agreement for Latin America

Enhance feature functionality and service offerings

- Deployed secure fax options
- Upgraded Messenger
  - OCR-ready
  - PDF-enabled
  - Mac-compliant
  - New look and feel
- Launched PaperMaster Pro™

Subscriber Acquisition

Created by a variety of on-line and off-line sales and marketing activities historically categorized as:

Web
Corporate

Subscriber Profile

Vertical Markets

- Real estate
- Financial institutions
- Law firms & corporate legal departments
- Hospitality
- Medical
- Government
- Remote workers & "road warriors"

Value Proposition

- Digitization (paper reduction)
- Security
- Privacy
- Efficiency
- Cost
- Infrastructure replacement

Channel Interaction

- **Significant interdependency between the Web and Corporate channels**
- **All channels rely on Web marketing and customer acquisition**
- **Refinement of customer definition between channels**
  - **Criteria used in 2001**
    - Billing method
    - Sales method
    - Customer type
    - Pricing methodology
  - **Additional criteria recognized as increasingly relevant**
    - Usage behavior
    - Source of lead generation
  - **Cross-over customers**
    - Web power users
    - eFax Corporate® customers

Active Telephone Numbers (DIDs)


450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
Paid Telephone Numbers (DIDs)

	Q4 12/31/2002	Q1 3/31/2003	Q2 6/30/2003	Q3 9/30/2003	Q4 12/31/2003
Corporate	43,331	48,727	55,884	63,281	68,924
Web Paid	226,863	256,242	293,104	316,949	331,321
TOTAL PAID DIDs	270,194	304,969	348,988	380,230	400,245
Free	4.0 MM	4.3 MM	4.8 MM	5.1 MM	5.2 MM
TOTAL ACTIVE DIDs	4.3 MM	4.6 MM	5.2 MM	5.5 MM	5.6 MM

Web Channel

Profile

- Target individual users
- Targeted marketing over the Web
- Use of Web-based marketing tools
- Includes Advertising-Support "Free" Users
- Enhanced by Life-Cycle Management (i.e. Free → Paid conversions)

Revenue Sources

- www.eFax.com
- www.j2.com
- www.Consensus.com
- Advertising

Revenue Drivers

- Net DID additions in the period
- Revenue/DID/Month (ARPU)
- Greater than 75% of subscriber revenue is recurring
- Demand for advertising

Web Channel

Financial Performance

	2002 FY	2003 FY
Web	$34,900	$50,710
Year-to-Year Growth	39.7%	45.3%

Metrics

	Q4 '02[1]	Q1 '03[1]	Q2 '03	Q3 '03	Q4 '03
Web					
Revenues	$ 9,844	$ 10,761	$ 11,973	$ 13,074	$ 14,902
Number of Deployed **FREE** DIDs	4.0 MM	4.3 MM	4.8 MM	5.1 MM	5.2 MM
Number of Deployed **PAID** DIDs	226,863	256,242	293,104	316,949	331,321
Net DID Additions	14,862	29,379	36,862	23,845	14,372
ARPU / Month	$13.94	$14.04	$13.79	$13.54	$14.50
Cancellation Rate[2]	3.7%	3.5%	2.9%	2.8%	3.2%

(1) During the quarter, certain low-revenue accounts were reclassified from the Corporate to the Web to better reflect how these accounts are managed.
(2) Defined as customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively cancelled and reactivated within a calendar month). Calculated monthly and expressed here as an average over the three months of the quarter.

Corporate Channel

Profile

- Direct sales to SMEs and large companies
- TeleSales to smaller businesses
- Resellers
- Permission-based marketing

Revenue Sources

- www.j2Corporate.com
- www.eFaxCorporate.com
- www.jBlast.com
- www.M4Internet.com

Revenue Drivers

- Greater than 66% of subscriber revenue comes from usage
- Effective Business Days in period

	Q1	Q2	Q3	Q4
2003	59.5	64.0	64.0	60.8
2004	62.0	64.0	64.0	62.0

- Market condition changes in key verticals (e.g. mortgage)
- General economic conditions

Corporate Channel

Financial Performance

	2002 FY	2003 FY
Corporate	$12,434	$20,082
Year-to-Year Growth	97.4%	61.5%

Metrics

	Q4 '02	Q1 '03	Q2 '03	Q3 '03	Q4 '03
Corporate					
Revenues	$3,827	$4,306	$4,943	$5,413	$5,420
Number of Deployed DIDs	43,331	48,727	55,884	63,281	68,924
Net DID Additions	8,851	5,396	7,157	7,397	5,643
Number of Accounts	1,257	1,454	1,977	2,157	2,240
Page Index(1)	139.8	158.7	176.3	180.5	170.3
Number of Business Days	60.5	59.5	64.0	64.0	60.8

(1) The index is defined as the total pages per quarter of inbound and outbound traffic for Corporate, expressed as a percentage of the total inbound and outbound pages for the channel during Q1 2002 (Index = 100).

Subscriber Outlook

Challenges

- Increase gross monthly subscriber additions
- Control subscriber cancellations
- Expand methods of customer acquisition
- Increase sales efficiency and productivity
- Further diversify industry verticals

Opportunities

- Leverage Life-Cycle Management
- Enhance and expand on-line marketing programs
- Add functionality to the product suite
- Expand service offerings with new products
- Market recently completed enhanced feature sets
- International localization and marketing
- Increased market penetration or service offerings through M&A

eFax Corporate

eFaxCorporate®
Powerful, scalable fax solutions.

The eFax Corporate Difference.
Click here to see a demo.

DEMO | BENEFITS | PRICING | CONTACT | >>ACCOUNT LOGIN

The leading provider of online faxing services.

Since 1995, **eFax®** has offered leading-edge faxing solutions that save money, increase uptime, and maximize productivity.

Contact us by phone:
TOLL FREE 866-791-EFAX
or 323-860-9266

or Request Info - click here

The most local and toll-free fax numbers
Our comprehensive global presence allows you to choose from local numbers in over 1,100 cities worldwide.

Send and receive faxes anywhere you access email
Receive faxes as email attachments. Send faxes from your desktop - our award-winning technology even works wirelessly.

EXCLUSIVE Real-time account provisioning
Our proprietary online Admin Tool allows you to add/remove one or more fax accounts on-the-fly.

Easy Setup
No hardware or software required.

Inbound/outbound reporting
Detailed monthly reporting on inbound and outbound fax usage, per individual account or for all accounts.


Simple, scalable pricing
Check Rates

Monthly invoicing
Receive monthly invoices organized by job numbers and personalized settings.

Dedicated 24/7 support
Around the clock support is available from our trained technical team - online or by phone.

Secure, private solutions
Our secure, customized end-to-end solutions comply with federal initiatives, such as GLB and HIPAA. Learn More

Enterprise and Custom Solutions
For custom or large-scale solutions, please call us or fill out our Request Info Form. A representative will be available for a face-to-face meeting.

www.eFaxCorporate.com

Product Roadmap

IP Fax

- Inbound Fax to Email
- Outbound Fax via Email
- Fax broadcasting
- Secure fax
- OCR
- PDF delivery

- Fax storage/archive
- New notification methods

Document Management

- ProtoFax®
- Messenger 3.0
- HotSend®
- PaperMaster Pro™

Voice Services

- Inbound VM to Email
- Voicemail management
- Telephone access
- Conference Calling

- Enhanced voicemail
- Find me/Follow me
- Call screening
- Voicemail interrupt
- Collaboration

Email Services

- Permission-based Email marketing

- Outsourced Email
- Spam control
- Virus filtering
- Message storage

Unified Messaging & Comm. Services

- Integrated Email, voicemail & fax services

- Wireless messaging and notification

■ -Currently offered

■ -Future opportunities

Financial Highlights

Historical Revenue Growth



(Millions)
$22.0
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
27 consecutive quarters of revenue growth
Q1 '97
Q2 '97
Q3 '97
Q4 '97
Q1 '98
Q2 '98
Q3 '98
Q4 '98
Q1 '99
Q2 '99
Q3 '99
Q4 '99
Q1 '00
Q2 '00
Q3 '00
Q4 '00
Q1 '01
Q2 '01
Q3 '01
Q4 '01
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Q1 '03
Q2 '03
Q3 '03
Q4 '03

Quarterly Revenues

	2002	2003				
	FY	Q1	Q2	Q3	Q4	FY
Subscriber	$44,304	$14,454	$16,307	$17,806	$19,517	$68,085
Quarter-to-Quarter Growth		11.6%	12.8%	9.2%	9.6%	
Year-to-Year Growth						53.7%
Advertising	3,030	612	609	681	806	2,707
Quarter-to-Quarter Growth		-14.4%	-0.6%	11.9%	18.4%	
Year-to-Year Growth						-10.7%
Licensed Services	880	142	121	416	151	830
Total Revenues	$48,214	$15,208	$17,037	$18,903	$20,474	$71,622
Quarter-to-Quarter Growth		8.4%	12.0%	11.0%	8.3%	
Year-to-Year Growth	45.0%					48.6%

Cost Trends


90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
(Percentage of Total Revenue)
82.1%
80.2%
80.9%
81.5%
82.6%
Gross Margin
33.9%
34.2%
36.1%
39.2%
41.4%
Operating Margin
G&A
21.4%
Sales & Marketing*
14.2%
Engineering
5.6%
Q4 '02
Q1 '03
Q2 '03
Q3 '03
Q4 '03

*In Q4 2002, excludes a one-time recovery of a marketing payment of $694,000

Earnings & Free Cash Flow


$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
(Millions)
(1)
(2)
Q2 '02
Q3 '02
Q4 '02
Q1 '03
Q2 '03
Q3 '03
Q4 '03
Net Earnings
Free Cash Flow (3)

(1) Includes a one-time recovery of a marketing payment of $694,000.
(2) Excludes benefit of $9.5 million to record the reversal of certain valuation allowances of our deferred tax assets.
(3) Net cash provided by operating activities, less purchases of FF&E. Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

(in millions)	Q2 '02	Q3 '02	Q4 '02	Q1 '03	Q2 '03	Q3 '03	Q4 '03
Net cash provided by operating activities	$3.658	$4.631	$6.327	$5.308	$8.542	$8.623	$10.375
Purchases of FF&E	(0.751)	(0.483)	(1.049)	(0.300)	(1.414)	(0.947)	(0.906)
Free Cash Flow	$2.907	$4.148	$5.278	$5.008	$7.128	$7.676	$9.469

Tax Considerations

Reduction of the Valuation Allowance on Deferred Tax Assets

- Occurred in Q4 2003
- One-time tax benefit of $9.5MM ($0.37 per share)

Income Tax Accrual in 2004

- Current expected rate of approximately 35% to 40%, assuming current Federal and State tax rates
  - Dependent upon several factors, including the relative composition of the Company's domestic and international business

Negligible cash payment of taxes in 2004

- Remaining NOLs
- Future stock option deductions
- Federal & State tax credits

j2 Global

2004 Financial Guidance

(Reaffirmed March 16, 2004)

	Q4 2003	Q1 2004	Year-End 2004
Revenue (millions)	$20.5	$22.2 – $22.7	$100 – $105
Earnings Before Taxes per Share	$0.34	$0.37 – $0.39	$1.65 – $1.75
Net Earnings per Fully-Diluted Share	$0.20[(1)]	$0.22 – $0.23[(1)]	$1.00 – $1.15[(2)]

(1) Assumes 40% GAAP tax accrual rate and fully-diluted shares of 25,589,439 as of December 31, 2003
(2) Assumed a tax rate of approximately 35-40%

j2®

Global